Exhibit 99.2

	Second-Quarter 2021 Detailed Supplemental Information

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	6,158	2,749	4,386	5,491	18,784	9,826	9,556			19,382
Equity in earnings of affiliates	234	77	35	86	432	122	139			261
Gain (loss) on dispositions	(42)	596	(3)	(2)	549	233	59			292
Other income (loss)	(1,539)	594	(38)	474	(509)	378	457			835
Total Revenues and Other Income	4,811	4,016	4,380	6,049	19,256	10,559	10,211			20,770

Costs and Expenses
Purchased commodities	2,661	1,130	1,839	2,448	8,078	4,483	2,998			7,481
Production and operating expenses	1,173	1,047	963	1,161	4,344	1,383	1,379			2,762
Selling, general and administrative expenses	(3)	156	96	181	430	311	117			428
Exploration expenses	188	97	125	1,047	1,457	84	57			141
Depreciation, depletion and amortization	1,411	1,158	1,411	1,541	5,521	1,886	1,867			3,753
Impairments	521	(2)	2	292	813	(3)	2			(1)
Taxes other than income taxes	250	141	179	184	754	370	381			751
Accretion on discounted liabilities	67	66	62	57	252	62	63			125
Interest and debt expense	202	202	200	202	806	226	220			446
Foreign currency transactions (gain) loss	(90)	7	(5)	16	(72)	19	10			29
Other expenses	(6)	(7)	20	6	13	24	37			61
Total Costs and Expenses	6,374	3,995	4,892	7,135	22,396	8,845	7,131			15,976
Income (loss) before income taxes	(1,563)	21	(512)	(1,086)	(3,140)	1,714	3,080			4,794
Income tax provision (benefit)	148	(257)	(62)	(314)	(485)	732	989			1,721
Net Income (Loss)	(1,711)	278	(450)	(772)	(2,655)	982	2,091			3,073
Less: net income attributable to noncontrolling interests	(28)	(18)	-	-	(46)	-	-			-
Net Income (Loss) Attributable to ConocoPhillips	(1,739)	260	(450)	(772)	(2,701)	982	2,091			3,073

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	(1.60)	0.24	(0.42)	(0.72)	(2.51)	0.75	1.55			2.32
Diluted	(1.60)	0.24	(0.42)	(0.72)	(2.51)	0.75	1.55			2.31

Average Common Shares Outstanding (in thousands)*
Basic	1,084,561	1,076,659	1,077,377	1,073,580	1,078,030	1,300,375	1,348,637			1,324,639
Diluted	1,084,561	1,077,606	1,077,377	1,073,580	1,078,030	1,302,691	1,353,201			1,329,507
*Ending Common Shares Outstanding is 1,339,082 as of June 30, 2021, compared with 1,072,566 as of Jun. 30, 2020.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	107	(195)	(30)	(857)	(975)	217	480			697

Lower 48	(562)	(471)	(105)	(362)	(1,500)	609	1,502			2,111

Canada	(150)	(177)	(100)	(84)	(511)	16	135			151

Europe, Middle East and North Africa	311	(60)	113	221	585	511	697			1,208

Asia Pacific	445	702	84	70	1,301	432	289			721

Other International	27	(5)	(11)	(96)	(85)	(5)	(6)			(11)

Corporate and Other	(1,741)	227	(463)	22	(1,955)	(66)	(17)			(83)

Consolidated	(1,563)	21	(512)	(1,086)	(3,140)	1,714	3,080			4,794

EFFECTIVE INCOME TAX RATES

Alaska*	24.3%	27.6%	47.6%	25.0%	26.2%	26.8%	22.8%			24.1%

Lower 48	22.3%	22.5%	25.0%	33.2%	25.2%	23.2%	21.7%			22.1%

Canada	26.8%	51.8%	24.9%	33.4%	36.2%	33.7%	24.9%			25.8%

Europe, Middle East and North Africa	35.3%	142.3%	19.0%	40.9%	23.3%	70.1%	70.3%			70.2%

Asia Pacific	32.7%	5.2%	70.0%	75.9%	22.6%	26.6%	39.4%			31.7%

Other International	-2.0%	-2.6%	28.7%	17.9%	24.3%	28.0%	7.6%			17.6%

Corporate and Other	-1.9%	18.7%	15.9%	-361.1%	3.9%	-85.1%	496.6%			33.5%

Consolidated	-9.5%	-1330.4%	12.0%	28.9%	15.4%	42.7%	32.1%			35.9%
*Alaska including taxes other than income taxes.	61.2%	-18.9%	126.4%	16.9%	-15.1%	50.3%	38.8%			42.8%

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	81	(141)	(16)	(643)	(719)	159	371			530

Lower 48	(437)	(365)	(78)	(242)	(1,122)	468	1,175			1,643

Canada	(109)	(86)	(75)	(56)	(326)	10	102			112

Europe, Middle East and North Africa	201	25	92	130	448	153	207			360

Asia Pacific	272	648	25	17	962	317	175			492

Other International	28	(6)	(8)	(78)	(64)	(4)	(5)			(9)

Corporate and Other	(1,775)	185	(390)	100	(1,880)	(121)	66			(55)

Consolidated	(1,739)	260	(450)	(772)	(2,701)	982	2,091			3,073

SPECIAL ITEMS

Alaska	(120)	81	-	(648)	(687)	(20)	(2)			(22)

Lower 48	(467)	40	70	(221)	(578)	(236)	(10)			(246)

Canada	(29)	77	-	-	48	(3)	52			49

Europe, Middle East and North Africa	(2)	2	-	-	-	-	-			-

Asia Pacific	(4)	601	-	-	597	199	-			199

Other International	29	-	-	(67)	(38)	-	-			-

Corporate and Other	(1,632)	453	(189)	365	(1,003)	140	335			475

Consolidated	(2,225)	1,254	(119)	(571)	(1,661)	80	375			455
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	201	(222)	(16)	5	(32)	179	373			552

Lower 48	30	(405)	(148)	(21)	(544)	704	1,185			1,889

Canada	(80)	(163)	(75)	(56)	(374)	13	50			63

Europe, Middle East and North Africa	203	23	92	130	448	153	207			360

Asia Pacific	276	47	25	17	365	118	175			293

Other International	(1)	(6)	(8)	(11)	(26)	(4)	(5)			(9)

Corporate and Other	(143)	(268)	(201)	(265)	(877)	(261)	(269)			(530)

Consolidated	486	(994)	(331)	(201)	(1,040)	902	1,716			2,618

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	23.0%	26.6%	47.6%	128.6%	62.9%	26.4%	22.7%			23.9%

Lower 48	18.0%	22.5%	23.3%	73.7%	28.3%	23.3%	21.7%			22.3%

Canada	27.2%	25.0%	24.9%	33.4%	26.8%	28.3%	26.2%			26.7%

Europe, Middle East and North Africa	36.9%	132.9%	19.0%	40.9%	23.3%	70.2%	70.3%			70.2%

Asia Pacific	32.5%	41.3%	70.0%	75.9%	42.6%	49.3%	39.4%			43.8%

Other International	28.6%	-2.6%	28.7%	1.5%	12.1%	28.0%	7.6%			17.6%

Corporate and Other	-13.9%	15.0%	25.0%	17.6%	14.9%	8.1%	18.7%			13.8%

Consolidated	38.2%	26.3%	18.2%	9.2%	11.1%	44.8%	36.8%			39.8%

	2020					2021
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Transaction and restructuring expenses	-	-	-	-	-	(26)	(2)			(28)
Impairments	(154)	109	-	(841)	(886)	-	-			-
Subtotal before income taxes	(154)	109	-	(841)	(886)	(26)	(2)			(28)
Income tax provision (benefit)[1]	(34)	28	-	(193)	(199)	(6)	-			(6)
Total	(120)	81	-	(648)	(687)	(20)	(2)			(22)

Lower 48
Transaction and restructuring expenses	-	-	-	-	-	(175)	(13)			(188)
Net realized loss on accelerated settlement of Concho hedging program	-	-	-	-	-	(132)	-			(132)
Impairments	(561)	50	-	(283)	(794)	-	-			-
Gain (loss) on asset sales	(38)	2	-	-	(36)	-	-			-
Pending claims and settlements	-	-	89	-	89	-	-			-
Subtotal before income taxes	(599)	52	89	(283)	(741)	(307)	(13)			(320)
Income tax provision (benefit)	(132)	12	19	(62)	(163)	(71)	(3)			(74)
Total	(467)	40	70	(221)	(578)	(236)	(10)			(246)

Canada
Impairments	(39)	39	-	-	-	-	-			-
Gain (loss) on asset sales	-	-	-	-	-	-	68			68
Transaction and restructuring expenses	-	-	-	-	-	(3)	-			(3)
Subtotal before income taxes	(39)	39	-	-	-	(3)	68			65
Income tax provision (benefit)[2]	(10)	(38)	-	-	(48)	-	16			16
Total	(29)	77	-	-	48	(3)	52			49

Europe, Middle East and North Africa
Impairments	(11)	11	-	-	-	-	-			-
Transaction and restructuring expenses	-	-	-	-	-	(1)	-			(1)
Subtotal before income taxes	(11)	11	-	-	-	(1)	-			(1)
Income tax provision (benefit)	(9)	9	-	-	-	(1)	-			(1)
Total	(2)	2	-	-	-	-	-			-

Asia Pacific
Gain (loss) on asset sales	-	587	-	-	587	200	-			200
Impairments	(5)	5	-	-	-	-	-			-
Transaction and restructuring expenses	-	-	-	-	-	(1)	-			(1)
Subtotal before income taxes	(5)	592	-	-	587	199	-			199
Income tax provision (benefit)[3]	(1)	(9)	-	-	(10)	-	-			-
Total	(4)	601	-	-	597	199	-			199

Other International
Pending claims and settlements	29	-	-	-	29	-	-			-
Exploration expense	-	-	-	(84)	(84)	-	-			-
Subtotal before income taxes	29	-	-	(84)	(55)	-	-			-
Income tax provision (benefit)	-	-	-	(17)	(17)	-	-			-
Total	29	-	-	(67)	(38)	-	-			-

Corporate and Other
Pension settlement expense	-	-	(27)	(17)	(44)	-	(42)			(42)
Pending claims and settlements	-	3	-	(46)	(43)	-	(48)			(48)
Transaction and restructuring expense	-	-	-	(24)	(24)	(85)	(8)			(93)
Gain (loss) on investment in Cenovus Energy	(1,691)	551	(162)	447	(855)	308	418			726
Unrealized gain (loss) on CAD FX derivative	75	(12)	(8)	(17)	38	(4)	(8)			(12)
Subtotal before income taxes	(1,616)	542	(197)	343	(928)	219	312			531
Income tax provision (benefit)[4]	16	89	(8)	(22)	75	79	(23)			56
Total	(1,632)	453	(189)	365	(1,003)	140	335			475

Total Company	(2,225)	1,254	(119)	(571)	(1,661)	80	375			455
[1]Includes deferred tax adjustment in 2Q 2020 in Alaska.
[2]Includes recognition of a tax refund in 2Q 2020 in Canada.
[3]Includes tax adjustment in 2Q 2020 for the Australia-West disposition.
[4]Includes deferred tax adjustment related to foreign tax credits in 2Q 2020 and 1Q 2021.

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	3,908	2,907	2,490	2,991	2,991	2,831	6,608			6,608
Short-term investments	3,866	3,985	4,032	3,609	3,609	4,104	2,251			2,251
Accounts and notes receivable	2,116	1,399	1,984	2,634	2,634	4,339	4,401			4,401
Accounts and notes receivable—related parties	148	133	135	120	120	142	123			123
Investment in Cenovus Energy	420	971	809	1,256	1,256	1,564	1,802			1,802
Inventories	726	982	1,034	1,002	1,002	1,098	1,138			1,138
Prepaid expenses and other current assets	1,960	676	575	454	454	536	849			849
Total Current Assets	13,144	11,053	11,059	12,066	12,066	14,614	17,172			17,172
Investments and long-term receivables	8,707	8,334	8,295	8,017	8,017	8,286	8,013			8,013
Loans and advances—related parties	167	167	114	114	114	59	59			59
Net properties, plants and equipment	40,645	41,120	41,269	39,893	39,893	58,270	57,717			57,717
Other assets	2,370	2,372	2,420	2,528	2,528	2,464	2,442			2,442
Total Assets	65,033	63,046	63,157	62,618	62,618	83,693	85,403			85,403

Liabilities
Accounts payable	2,900	2,060	2,217	2,669	2,669	3,779	3,591			3,591
Accounts payable—related parties	21	20	22	29	29	22	22			22
Short-term debt	126	146	482	619	619	689	1,205			1,205
Accrued income and other taxes	853	312	339	320	320	959	1,406			1,406
Employee benefit obligations	323	422	469	608	608	567	571			571
Other accruals	1,852	1,145	1,111	1,121	1,121	1,168	1,355			1,355
Total Current Liabilities	6,075	4,105	4,640	5,366	5,366	7,184	8,150			8,150
Long-term debt	14,847	14,852	14,905	14,750	14,750	19,338	18,805			18,805
Asset retirement obligations and accrued environmental costs	5,316	5,465	5,651	5,430	5,430	5,782	5,819			5,819
Deferred income taxes	4,141	3,901	3,854	3,747	3,747	4,982	5,331			5,331
Employee benefit obligations	1,563	1,586	1,661	1,697	1,697	1,530	1,297			1,297
Other liabilities and deferred credits	1,704	1,644	1,663	1,779	1,779	1,722	1,725			1,725
Total Liabilities	33,646	31,553	32,374	32,769	32,769	40,538	41,127			41,127

Equity
Common stock issued
Par value	18	18	18	18	18	21	21			21
Capital in excess of par	47,027	47,079	47,113	47,133	47,133	60,278	60,337			60,337
Treasury stock	(47,130)	(47,130)	(47,130)	(47,297)	(47,297)	(47,672)	(48,278)			(48,278)
Accumulated other comprehensive income (loss)	(6,145)	(5,825)	(5,666)	(5,218)	(5,218)	(5,080)	(4,920)			(4,920)
Retained earnings	37,545	37,351	36,448	35,213	35,213	35,608	37,116			37,116
Total Common Stockholders' Equity	31,315	31,493	30,783	29,849	29,849	43,155	44,276			44,276
Noncontrolling Interests	72	-	-	-	-	-	-			-
Total Equity	31,387	31,493	30,783	29,849	29,849	43,155	44,276			44,276
Total Liabilities and Equity	65,033	63,046	63,157	62,618	62,618	83,693	85,403			85,403

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	(1,711)	278	(450)	(772)	(2,655)	982	2,091			3,073
Depreciation, depletion and amortization	1,411	1,158	1,411	1,541	5,521	1,886	1,867			3,753
Impairments	521	(2)	2	292	813	(3)	2			(1)
Dry hole costs and leasehold impairments	67	3	44	969	1,083	6	1			7
Accretion on discounted liabilities	67	66	62	57	252	62	63			125
Deferred taxes	(227)	(93)	(108)	(406)	(834)	203	364			567
Undistributed equity earnings	31	373	46	195	645	81	236			317
(Gain) loss on dispositions	42	(596)	3	2	(549)	(233)	(59)			(292)
(Gain) loss on investment in Cenovus Energy	1,691	(551)	162	(447)	855	(308)	(418)			(726)
Other	(284)	40	56	231	43	(581)	(107)			(688)
Net working capital changes	497	(519)	(360)	10	(372)	(15)	211			196
Net Cash Provided by Operating Activities	2,105	157	868	1,672	4,802	2,080	4,251			6,331

Cash Flows from Investing Activities
Cash acquired from Concho	-	-	-	-	-	382	-			382
Capital expenditures and investments	(1,649)	(876)	(1,132)	(1,058)	(4,715)	(1,200)	(1,265)			(2,465)
Working capital changes associated with investing activities	81	(332)	22	74	(155)	61	(59)			2
Proceeds from asset dispositions	549	764	(1)	5	1,317	(17)	177			160
Net sales (purchases) of investments	(935)	(95)	(59)	431	(658)	(499)	1,801			1,302
Long-term collections from (advances to)
related parties and other investments	22	9	54	5	90	58	80			138
Net Cash Used in Investing Activities	(1,932)	(530)	(1,116)	(543)	(4,121)	(1,215)	734			(481)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(24)	(190)	280	(20)	46	(26)	(18)			(44)
Issuance of company common stock	2	-	(4)	(3)	(5)	(28)	3			(25)
Repurchase of company common stock	(726)	-	-	(166)	(892)	(375)	(606)			(981)
Dividends paid	(458)	(455)	(454)	(464)	(1,831)	(588)	(583)			(1,171)
Other	(24)	(4)	1	1	(26)	2	1			3
Net Cash Used in Financing Activities	(1,230)	(649)	(177)	(652)	(2,708)	(1,015)	(1,203)			(2,218)

Effect of Exchange Rate Changes	(122)	29	31	42	(20)	(2)	11			9

Net Change in Cash, Cash Equivalents and Restricted Cash	(1,179)	(993)	(394)	519	(2,047)	(152)	3,793			3,641
Cash, cash equivalents and restricted cash at beginning of period	5,362	4,183	3,190	2,796	5,362	3,315	3,163			3,315
Cash, Cash Equivalents and Restricted Cash at End of Period	4,183	3,190	2,796	3,315	3,315	3,163	6,956			6,956

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	509	223	150	156	1,038	235	228			463

Lower 48	776	354	268	483	1,881	718	762			1,480

Canada	74	68	451	58	651	33	35			68

Europe, Middle East and North Africa	121	130	159	190	600	121	136			257

Asia Pacific	103	85	92	104	384	76	72			148

Other International	53	10	3	55	121	6	12			18

Corporate and Other	13	6	9	12	40	11	20			31
Total Capital Expenditures and Investments	1,649	876	1,132	1,058	4,715	1,200	1,265			2,465

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,289	981	1,067	1,169	1,127	1,527	1,588			1,558

Crude Oil (MBD)
Consolidated operations	642	460	535	581	555	804	836			820
Equity affiliates	12	14	13	14	13	14	13			13
Total	654	474	548	595	568	818	849			833
Over (under) lifting of crude oil (MBD)	(20)	(9)	12	40	6	(28)	27			-

NGL (MBD)
Consolidated operations	116	85	89	98	97	105	120			113
Equity affiliates	7	8	8	8	8	8	8			8
Total	123	93	97	106	105	113	128			121

Bitumen (MBD)
Consolidated operations	66	34	49	69	55	70	68			69
Equity affiliates	-	-	-	-	-	-	-			-
Total	66	34	49	69	55	70	68			69

Natural Gas (MMCFD)
Consolidated operations	1,638	1,221	1,201	1,302	1,339	2,074	2,209			2,142
Equity affiliates	1,036	1,056	1,034	1,092	1,055	1,081	1,051			1,066
Total	2,674	2,277	2,235	2,394	2,394	3,155	3,260			3,208

Industry Prices
Crude Oil ($/BBL)
WTI	46.06	27.85	40.93	42.66	39.37	57.84	66.07			61.96
WCS	25.54	16.58	31.83	33.46	26.85	45.32	54.60			49.96
Brent dated	50.31	29.20	43.00	44.23	41.68	60.90	68.83			64.86
JCC ($/BBL)	65.89	67.71	30.58	40.83	51.25	43.77	55.88			49.82
Natural Gas ($/MMBTU)
Henry Hub first of month	1.95	1.71	1.98	2.67	2.08	2.71	2.83			2.77

Average Realized Prices
Total ($/BBL)	38.81	23.09	30.94	33.21	32.15	45.36	50.03			47.79

Crude Oil ($/BBL)
Consolidated operations	48.77	25.10	39.49	40.89	39.56	57.18	65.54			61.60
Equity affiliates	53.14	25.32	37.56	41.16	39.02	59.73	64.10			62.03
Total	48.86	25.10	39.45	40.89	39.54	57.22	65.51			61.60

NGL ($/BBL)
Consolidated operations	12.81	8.29	13.73	16.30	12.90	24.36	25.62			25.06
Equity affiliates	42.41	23.93	30.21	35.70	32.69	48.89	44.12			46.53
Total	14.82	9.88	15.29	17.98	14.61	26.44	26.87			26.68

Bitumen ($/BBL)
Consolidated operations	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60			34.09
Equity affiliates	-	-	-	-	-	-	-			-
Total	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60			34.09

Natural Gas ($/MCF)
Consolidated operations	3.60	2.64	2.77	3.47	3.17	4.89	4.25			4.56
Equity affiliates	5.41	3.90	2.61	2.93	3.71	3.54	3.97			3.76
Total	4.30	3.22	2.70	3.23	3.41	4.42	4.16			4.29

Exploration Expenses ($ Millions)
Dry holes	36	3	44	132	215	6	-			6
Leasehold impairment	31	-	-	837	868	-	1			1
Total noncash expenses	67	3	44	969	1,083	6	1			7
Other (G&A, G&G and lease rentals)	121	94	81	78	374	78	56			134
Total exploration expenses	188	97	125	1,047	1,457	84	57			141

U.S. exploration expenses	99	72	86	914	1,171	50	35			85
International exploration expenses	89	25	39	133	286	34	22			56

DD&A ($ Millions)
Alaska	209	191	274	322	996	317	262			579
Lower 48	707	548	619	680	2,554	1,000	1,017			2,017
Canada	69	66	95	109	339	126	93			219
Europe, Middle East and North Africa	196	167	194	212	769	219	234			453
Asia Pacific	217	170	217	205	809	211	240			451
Other International	-	-	-	-	-	-	-			-
Corporate and Other	13	16	12	13	54	13	21			34
Total DD&A	1,411	1,158	1,411	1,541	5,521	1,886	1,867			3,753

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	198	153	184	190	181	190	184			187
Lower 48	270	166	197	218	213	416	454			435
Canada	2	5	6	10	6	11	9			10
Norway	84	75	76	75	78	80	81			80
Libya	9	-	1	24	8	36	39			38
Europe, Middle East and North Africa	93	75	77	99	86	116	120			118
Australia/Timor-Leste	4	3	-	-	2	-	-			-
China	31	30	29	28	30	31	27			29
Indonesia	2	2	2	3	2	2	2			2
Malaysia	42	26	40	33	35	38	40			39
Asia Pacific	79	61	71	64	69	71	69			70
Total consolidated operations	642	460	535	581	555	804	836			820
Equity affiliates	12	14	13	14	13	14	13			13
Total	654	474	548	595	568	818	849			833

NGL (MBD)
Consolidated operations
Alaska	19	13	14	16	16	17	15			16
Lower 48	89	64	68	75	74	79	97			89
Canada	1	2	2	3	2	4	4			4
Norway	5	5	5	4	4	5	4			4
Europe, Middle East and North Africa	5	5	5	4	4	5	4			4
Australia/Timor-Leste	2	1	-	-	1	-	-			-
Asia Pacific	2	1	-	-	1	-	-			-
Total consolidated operations	116	85	89	98	97	105	120			113
Equity affiliates	7	8	8	8	8	8	8			8
Total	123	93	97	106	105	113	128			121

Bitumen (MBD)
Canada	66	34	49	69	55	70	68			69
Total	66	34	49	69	55	70	68			69

Natural Gas (MMCFD)
Consolidated operations
Alaska	8	8	14	9	10	8	11			10
Lower 48	679	486	566	611	585	1,319	1,459			1,389
Canada	20	40	43	57	40	91	84			87
Norway	297	263	256	267	270	295	284			290
Libya	13	1	-	6	5	14	13			13
Europe, Middle East and North Africa	310	264	256	273	275	309	297			303
Australia/Timor-Leste	237	114	-	-	87	-	-			-
Indonesia	309	266	283	300	290	290	290			290
Malaysia	75	43	39	52	52	57	68			63
Asia Pacific	621	423	322	352	429	347	358			353
Total consolidated operations	1,638	1,221	1,201	1,302	1,339	2,074	2,209			2,142
Equity affiliates	1,036	1,056	1,034	1,092	1,055	1,081	1,051			1,066
Total	2,674	2,277	2,235	2,394	2,394	3,155	3,260			3,208

Total (MBOED)
Consolidated operations
Alaska	218	167	201	208	198	208	201			205
Lower 48	472	311	359	395	385	715	794			755
Canada	72	48	64	91	70	100	95			98
Norway	139	124	124	123	127	134	132			132
Libya	11	-	1	25	9	39	41			40
Europe, Middle East and North Africa	150	124	125	148	136	173	173			172
Australia/Timor-Leste	46	24	-	-	17	-	-			-
China	31	30	29	28	30	31	27			29
Indonesia	54	46	49	53	50	50	50			50
Malaysia	54	33	47	42	44	48	52			50
Asia Pacific	185	133	125	123	141	129	129			129
Total consolidated operations	1,097	783	874	965	930	1,325	1,392			1,359
Equity affiliates	192	198	193	204	197	202	196			199
Total	1,289	981	1,067	1,169	1,127	1,527	1,588			1,558

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	54.78	26.81	40.88	42.61	42.12	59.56	67.87			63.93
Lower 48***	40.97	19.87	36.43	38.50	35.17	55.68	64.13			60.17
Canada	-	8.69	25.16	28.57	23.57	47.41	56.87			51.66
Norway	54.92	32.32	41.79	41.62	42.80	56.72	66.10			62.00
Libya	64.21	-	-	44.93	48.64	59.78	66.88			63.51
Europe, Middle East and North Africa	55.53	32.32	41.79	42.35	43.30	57.75	66.34			62.48
Australia/Timor-Leste	47.35	47.21	-	-	47.34	-	-			-
China	54.10	25.09	39.75	42.80	40.29	58.27	65.63			61.93
Indonesia	29.33	30.64	36.41	41.21	34.97	53.79	57.16			55.40
Malaysia	57.67	30.59	46.43	42.42	45.26	62.27	69.77			65.98
Asia Pacific	54.71	27.98	42.79	42.50	42.84	60.36	67.72			64.01
Total consolidated operations	48.77	25.10	39.49	40.89	39.56	57.18	65.54			61.60
Equity affiliates	53.14	25.32	37.56	41.16	39.02	59.73	64.10			62.03
Total	48.86	25.10	39.45	40.89	39.54	57.22	65.51			61.60

NGL ($/BBL)
Consolidated operations
Lower 48	11.85	6.95	13.51	15.58	12.13	23.99	24.62			24.34
Canada	-	1.64	5.99	8.52	5.41	25.32	27.14			26.19
Norway	21.54	16.76	23.50	30.80	23.27	34.70	39.49			38.21
Europe, Middle East and North Africa	21.54	16.76	23.50	30.80	23.27	34.70	39.49			38.21
Australia/Timor-Leste	39.34	27.90	-	-	33.21	-	-			-
Asia Pacific	39.34	27.90	-	-	33.21	-	-			-
Total consolidated operations	12.81	8.29	13.73	16.30	12.90	24.36	25.62			25.06
Equity affiliates	42.41	23.93	30.21	35.70	32.69	48.89	44.12			46.53
Total	14.82	9.88	15.29	17.98	14.61	26.44	26.87			26.68

Bitumen ($/BBL)
Canada*	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60			34.09
Total	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60			34.09

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.07	2.56	2.48	3.88	2.91	2.23	4.53			3.17
Lower 48***	1.48	1.18	1.63	2.21	1.65	4.56	3.27			3.88
Canada	-	0.79	0.71	1.77	1.21	2.37	2.26			2.32
Norway	3.65	2.21	2.40	4.39	3.23	6.15	7.36			6.75
Libya	4.53	-	-	2.26	3.71	2.71	3.02			2.86
Europe, Middle East and North Africa	3.68	2.21	2.40	4.34	3.23	5.99	7.17			6.58
Australia/Timor-Leste**	6.43	10.62	-	-	10.04	-	-			-
Indonesia	6.58	4.69	5.75	5.85	5.75	6.57	7.19			6.88
Malaysia	2.93	2.22	2.22	1.85	2.38	2.35	2.61			2.49
Asia Pacific	5.94	4.74	5.33	5.26	5.39	5.88	6.32			6.10
Total consolidated operations	3.60	2.64	2.77	3.47	3.17	4.89	4.25			4.56
Equity affiliates	5.41	3.90	2.61	2.93	3.71	3.54	3.97			3.76
Total	4.30	3.22	2.70	3.23	3.41	4.42	4.16			4.29
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Excludes transfers to Darwin LNG plant.
***Average sales prices, including the impact of hedges settling per initial contract terms in the first quarter of 2021 assumed in our Concho acquisition, were $60.59 per barrel for crude oil and $4.50 per mcf for natural gas for the six-month period ended June 30, 2021. As of March 31, 2021, we had settled all oil and gas hedging positions acquired from Concho.

	2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(1,775)	185	(390)	100	(1,880)	(121)	66			(55)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(155)	(174)	(179)	(154)	(662)	(270)	(181)			(451)
Corporate G&A expenses	50	(90)	(50)	(110)	(200)	(129)	(65)			(194)
Technology*	1	(9)	(8)	(10)	(26)	41	(4)			37
Other	(1,671)	458	(153)	374	(992)	237	316			553
Total	(1,775)	185	(390)	100	(1,880)	(121)	66			(55)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(216)	(216)	(213)	(216)	(861)	(241)	(235)			(476)
Capitalized interest	14	14	13	14	55	15	15			30
Interest revenue	42	22	9	15	88	6	4			10
Total	(160)	(180)	(191)	(187)	(718)	(220)	(216)			(436)

Debt
Total debt ($ Millions)	14,973	14,998	15,387	15,369	15,369	20,027	20,010			20,010
Debt-to-capital ratio (%)	32%	32%	33%	34%	34%	32%	31%			31%

Equity ($ Millions)	31,387	31,493	30,783	29,849	29,849	43,155	44,276			44,276

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day